SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO.1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

January 20, 2004

MOBILEPRO CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	002-97869-D (Commission File Number )	87-0419571 (IRS Employer Identification No.)

6701 Democracy Blvd., Suite 300
Bethesda, MD 20817

(Address of principal executive offices) (Zip Code)

(301) 315-9040

(Registrant’s telephone number)

Item 7. Financial Statements and Exhibits.

     On January 20, 2004, we filed a Current Report on Form 8-K (the “Report”) to report our acquisition of DFW Internet Services, Inc. (d/b/a Nationwide Internet) (“DFW”), a national Internet services provider based in Hurst, Texas. We are filing this Amendment No. 1 to the Report to include the financial statements and pro forma financial information required under Item 7 of Form 8-K.

(a) Financial statements of acquired businesses.

     The financial statements of DFW required by this item are attached as Exhibit 99.3 and incorporated herein by this reference.

(b) Pro forma financial information

     The pro forma financial information required by this item for the transaction described in the Report is attached as Exhibit 99.4 and incorporated herein by this reference.

(c) Exhibits Furnished.

99.3 Financial Statements of DFW.
99.4 Pro forma financial information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Jay O. Wright

Jay O. Wright
President and Chief Executive Officer
MOBILEPRO CORP.

Date: March 22, 2004